ancestry.com

NUMBER

COMMON STOCK

Incorporated
UNDER THE LAWS OF THE STATE OF DELAWARE

SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP XXXXXX XX X

This certifies that

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF

ANCESTRY.COM INC.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

Ancestry.com Inc. DELAWARE

SECRETARY

PRESIDENT & CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenant in common
TEN ENT – tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT .... Custodian ....
(CUST) (MINOR)
under Uniform Gifts to Minors Act:
....
(STATE)

Additional abbreviations may also be used though not in the above list.

ANCESTRY.COM INC.

For value received, ______________________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

______________________________ shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint ______________________________

Attorney to transfer said stock on the books of the within named corporation with full power of substitution in the premises.

Dated ____________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

SIGNATURES(S) GUARANTEED:

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program, pursuant to s.e.c. rule 17ad-15).

Keep this certificate in a safe place. If it is lost, stolen, mutilated or destroyed, the corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.

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